                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of February, 1997



                                                     /s/ Claude Bebear

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 6th day of February, 1997




                                                     /s/ James M. Benson

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 1997




                                             /s/ Christopher Brocksom

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 1997




                                                     Francoise Colloc'h

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 1997




                                                     /s/ Henri de Castries

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 1997




                                                     /s/ Joseph L. Dionne

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 1997




                                                     /s/ William T. Esrey

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of February, 1997



                                                     /s/ Alvin H. Fenichel

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 1997




                                                     /s/ Jean-Rene Fourou

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of February, 1997




                                                     /s/ Norman C. Francis

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 1997




                                                     /s/ Donald J. Greene

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 1997




                                                     /s/ John T. Hartley

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of February, 1997




                                                     /s/ John H.F. Haskell, Jr.

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of February, 1997




                                                     /s/ W. Edwin Jarmain

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of February, 1997




                                          /s/ G. Donald Johnston, Jr.

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 1997




                                        /s/ Winthrop Knowlton

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 1997




                                        /s/ Arthur L. Liman

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 1997




                                                     /s/ George T. Lowy

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 1997



                                          /s/ William T. McCaffrey

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 1997




                                           /s/ Joseph J. Melone

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 1997



                                           /s/ George J. Sella, Jr.

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of February, 1997




                                           /s/ Dave H. Williams

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Donald R. Kaplan, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Jerome S. Golden and Dennis D. Witte and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of February, 1997



                                           /s/ Stanley B. Tulin